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                                                                  EXHIBIT (a)(3)
[LOGO]

STOCK OPTION EXCHANGE PROGRAM
Follow the links below for information on the program and to make your elections.

 . Option Exchange Program Info: Read/download the official document filed with the SEC: __________ last updated: ____

 . Q&A: Questions and answers to some common questions:____________: last updated: ______

 .  Overview of the program: ________________ :  last updated: __________

 .  Ask a question: Email a question regarding the program.

If you are considering participating in the exchange program, click:

      View Election Form.
--------------------------

Otherwise click:       I do not wish to participate in the exchange program.
                  --------------------------------------------------------------

When you click a button, you will be prompted to login.
Please use your EXTR user id and password (use your usual network login and password)

THIS PROGRAM AND THE INFORMATION PROVIDED ON THIS WEBSITE ARE SUBJECT TO AND GOVERNED BY THE OFFER TO EXCHANGE OUTSTANDING OPTIONS TO PURCHASE COMMON STOCK FILED BY US WITH THE SECURITIES AND EXCHANGE COMMISSION, ALONG WITH OTHER MATERIALS. THOSE MATERIALS ARE AVAILABLE FREE OF CHARGE, EITHER FROM THE COMPANY OR AT THE SEC WEBSITE AT WWW.SEC.GOV. THESE MATERIALS ARE IMPORTANT AND YOU ARE
                         -----------
URGED TO READ THEM CAREFULLY.

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[LOGO]

STOCK OPTION EXCHANGE FORM FOR [NAME]

 . If you want to participate, click the box next to the option you want to exchange

 . If you make a mistake or change your mind, click the box again to remove the election

 .  When you are finished making your election, click "Submit"

 .  You can change your election as many times as you want before the deadline

Select grants to exchange (NOTE:  ONLY ELIGIBLE OPTIONS ARE LISTED)

      Date issued              Number of outstanding shares        Price
[_]
[_]
[_]
[_]

When you have made your selections, click here :     Submit
                                                -----------------------

DEADLINE FOR SUBMISSION:  12:00 midnight, Pacific Time, December 3, 2001.

CURRENT DATE/TIME:   ________________________________

IF YOU ELECT TO PARTICIPATE IN THE OPTION EXCHANGE PROGRAM, ANY OPTIONS GRANTED TO YOU WITHIN SIX MONTHS PRIOR TO THE DEADLINE (OTHER THAN FORMULA GRANTS) WILL AUTOMATICALLY BE EXCHANGED REGARDLESS OF WHETHER YOU CHECKED THE BOX FOR THOSE GRANTS.

If you don't want to exchange any options, click here:

              I do not wish to participate in the exchange program
---------------------------------------------------------------------------

 . Option Exchange Program Info:  ___       . Q&A:  ______    .  Ask a question
       last updated:  ________             . updated: _____

THIS PROGRAM AND THE INFORMATION PROVIDED ON THIS WEBSITE ARE SUBJECT TO AND GOVERNED BY THE OFFER TO EXCHANGE OUTSTANDING OPTIONS TO PURCHASE COMMON STOCK FILED BY US WITH THE SECURITIES AND EXCHANGE COMMISSION, ALONG WITH OTHER MATERIALS. THOSE MATERIALS ARE AVAILABLE FREE OF CHARGE, EITHER FROM THE COMPANY OR AT THE SEC WEBSITE AT WWW.SEC.GOV. THESE MATERIALS ARE IMPORTANT AND YOU ARE
                         -----------
URGED TO READ THEM CAREFULLY.

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[LOGO]

Confirm your selections
This is what you have submitted:

Summary for [NAME]



TOTAL SELECTED FOR
EXCHANGE:  ______ shares

PLEASE NOTE - THE ITEMS LISTED ABOVE ONLY REFLECT THOSE OPTION GRANTS YOU SPECIFICALLY SELECTED FOR EXCHANGE. SINCE YOU HAVE ELECTED TO PARTICIPATE IN THE OPTION EXCHANGE PROGRAM, ANY OTHER OPTIONS GRANTED TO YOU WITHIN 6 MONTHS PRIOR TO THE DEADLINE (OTHER THAN FORMULA GRANTS) WILL AUTOMATICALLY BE EXCHANGED REGARDLESS OF WHETHER YOU CHECKED THE BOX FOR THOSE GRANTS.

DEADLINE FOR SUBMISSION:  12:00 midnight, Pacific Time, December 3, 2001.

CURRENT DATE/TIME:  _________________________

    If this is correct, click:   Confirm
                              ----------------

    If this isn't correct, click:      Cancel (Return to the election page)
                                 -----------------------------------------------

THIS PROGRAM AND THE INFORMATION PROVIDED ON THIS WEBSITE ARE SUBJECT TO AND GOVERNED BY THE OFFER TO EXCHANGE OUTSTANDING OPTIONS TO PURCHASE COMMON STOCK FILED BY US WITH THE SECURITIES AND EXCHANGE COMMISSION, ALONG WITH OTHER MATERIALS. THOSE MATERIALS ARE AVAILABLE FREE OF CHARGE, EITHER FROM THE COMPANY OR AT THE SEC WEBSITE AT WWW.SEC.GOV. THESE MATERIALS ARE IMPORTANT AND YOU ARE
                         -----------
URGED TO READ THEM CAREFULLY.

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[LOGO]

Thank You [NAME]

You have chosen to participate in the Stock Option Exchange Program for the following options:


You must print this page, sign it and fax it to Anna Baca at (408) 579-2699.

Date Issued             Number of outstanding shares            Price
-----------             ----------------------------            -----


You can change your selection at any time before the deadline; simply return to the Stock Option Exchange Page.

PLEASE NOTE - ON YOUR CONFIRMATION YOU WILL ONLY SEE THE OPTIONS FOR WHICH YOU SPECIFICALLY CHECKED A BOX, BUT BECAUSE YOU HAVE ELECTED TO PARTICIPATE IN THE OPTION EXCHANGE PROGRAM, ANY OPTIONS GRANTED TO YOU WITHIN SIX MONTHS PRIOR TO THE DEADLINE (OTHER THAN FORMULA GRANTS) WILL AUTOMATICALLY BE EXCHANGED REGARDLESS OF WHETHER YOU CHECKED THE BOX FOR THOSE GRANTS.

DEADLINE FOR SUBMISSION:  12:00 midnight, Pacific Time, December 3, 2001.

CURRENT DATE/TIME:  __________________________

THIS PROGRAM AND THE INFORMATION PROVIDED ON THIS WEBSITE ARE SUBJECT TO AND GOVERNED BY THE OFFER TO EXCHANGE OUTSTANDING OPTIONS TO PURCHASE COMMON STOCK FILED BY US WITH THE SECURITIES AND EXCHANGE COMMISSION, ALONG WITH OTHER MATERIALS. THOSE MATERIALS ARE AVAILABLE FREE OF CHARGE, EITHER FROM THE COMPANY OR AT THE SEC WEBSITE AT WWW.SEC.GOV. THESE MATERIALS ARE IMPORTANT AND YOU ARE
                         -----------
URGED TO READ THEM CAREFULLY.


-------------------
Signature
-------------------

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[LOGO]

You have chosen not to participate in the Stock Option Exchange Program. You must print this page, sign it and fax a copy to Anna Baca at (408) 579-2699.

Date issued        Number of outstanding shares         Price
-----------        ----------------------------         -----


You can change your selection at any time before the deadline; simply return to the Stock Option Exchange Page.

DEADLINE FOR SUBMISSION: 12:00 midnight, Pacific Time, December 3, 2001.

CURRENT DATE/TIME:  _________________________

THIS PROGRAM AND THE INFORMATION PROVIDED ON THIS WEBSITE ARE SUBJECT TO AND GOVERNED BY THE OFFER TO EXCHANGE OUTSTANDING OPTIONS TO PURCHASE COMMON STOCK FILED BY US WITH THE SECURITIES AND EXCHANGE COMMISSION, ALONG WITH OTHER MATERIALS. THOSE MATERIALS ARE AVAILABLE FREE OF CHARGE, EITHER FROM THE COMPANY OR AT THE SEC WEBSITE AT WWW.SEC.GOV. THESE MATERIALS ARE IMPORTANT AND YOU ARE
                         -----------
URGED TO READ THEM CAREFULLY.

------------------
Signature
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